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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

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                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 2, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


           DELAWARE                                        51-0317849
     --------------------            0-26224          --------------------
(State or other jurisdiction of    Commission    (I.R.S. Employer Identification
incorporation or organization)     File Number              Number)

               311 ENTERPRISE DRIVE, PLAINSBORO, NEW JERSEY 08536
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               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 275-0500
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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The  undersigned  Registrant  hereby  amends  Item 5 and the  financial  page of
Exhibit 99.1 of its Current Report on Form 8-K dated August 2, 2001.

ITEM 5.   OTHER EVENTS.

          On August 2, 2001 Integra  LifeSciences  Holdings Corporation (Nasdaq:
IART) (the "Company") reported its financial results for the second quarter of 2001 in a press release. A copy of the Company's press release has been filed as an exhibit to a Current Report on Form 8-K filed on August 2, 2001.

          The press release contained an error in the calculation of basic earnings per share for the three-month period ended June 30, 2001 because it did not include the non-cash dividends associated with the Company's Series B
Preferred Stock during that portion of the period in which the Series B Preferred Stock was outstanding. The Series B Preferred Stock was converted into 2,617,800 common shares on June 26, 2001.

          The basic earnings per share for the three-month period ended June 30, 2001 was incorrectly reported as $0.13. The correct basic earnings per share for such period is $0.12, which includes the effect of the non-cash dividends. All other earnings per share calculations in the press release were calculated and reported correctly.

          A revised copy of the financial page of the Company's original press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 7.        FINANCIAL   STATEMENTS,   PRO  FORMA  FINANCIAL  INFORMATION  AND
               EXHIBITS

(a) and (b)    None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1 Revised copy of the financial page to the Press Release, dated August 2, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTEGRA LIFESCIENCES
                                        HOLDINGS CORPORATION



                                        By:      JOHN B. HENNEMAN III
                                           -------------------------------------
                                        Name:    John B. Henneman III
                                        Title:   Senior Vice President,
                                                 Chief Administrative Officer
                                                 and Secretary

Date: August 6, 2001

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                                  EXHIBIT INDEX

EXHIBIT NO.    DOCUMENT DESCRIPTION

99.1 Revised copy of the financial page to the Press Release, dated August 2, 2001.